UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-05603

Name of Fund: BlackRock World Income Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock World Income Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 12/31/06

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock World Income                                                 BLACKROCK
Fund, Inc.

ANNUAL REPORT | DECEMBER 31, 2006

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock World Income Fund, Inc.

Portfolio Information as of December 31, 2006

                                                                      Percent of
Geographic Allocation                                          Total Investments
--------------------------------------------------------------------------------
Germany .............................................................   24.6%
United States .......................................................   18.9
Mexico ..............................................................    6.4
United Kingdom ......................................................    5.9
Brazil ..............................................................    5.4
Canada ..............................................................    5.1
Denmark .............................................................    3.9
Norway ..............................................................    3.0
Spain ...............................................................    2.8
Russia ..............................................................    2.6
Turkey ..............................................................    2.1
South Africa ........................................................    1.5
Colombia ............................................................    1.4
Peru ................................................................    1.3
Sweden ..............................................................    1.2
Hungary .............................................................    1.0
Argentina ...........................................................    1.0
Uruguay .............................................................    0.9
Netherlands .........................................................    0.7
Dominican Republic ..................................................    0.6
Venezuela ...........................................................    0.6
Indonesia ...........................................................    0.5
Ireland .............................................................    0.5
Iceland .............................................................    0.5
Philippines .........................................................    0.5
China ...............................................................    0.3
Kazakhstan ..........................................................    0.2
France ..............................................................    0.1
Other* ..............................................................    6.5
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments and options.


2       BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006

A Letter to Shareholders

Dear Shareholder

As 2007 begins, we are able to look back on 2006 as a volatile, but ultimately, a positive year for most major markets. Returns for the annual and semi-annual periods ended December 31, 2006 were as follows:

Total Returns as of December 31, 2006                    6-month        12-month
================================================================================
U.S. equities (Standard & Poor's 500 Index)              +12.74%         +15.79%
--------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)             + 9.38          +18.37
--------------------------------------------------------------------------------
International equities
 (MSCI Europe, Australasia, Far East Index)              +14.69          +26.34
--------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)      + 5.09          + 4.33
--------------------------------------------------------------------------------
Tax-exempt fixed income
 (Lehman Brothers Municipal Bond Index)                  + 4.55          + 4.84
--------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)        + 8.14          +11.92
--------------------------------------------------------------------------------

After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through year-end. In interrupting its two-year interest rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by a downturn in the housing market, but has maintained a cautionary view on inflation.

Overall, it was a good 12 months for U.S. equities, despite a significant correction in the middle of the year that was largely triggered by rising interest rates, inflation fears, elevated oil prices and geopolitical uncertainties. Nevertheless, strong corporate earnings, abundant liquidity and record merger-and-acquisition activity provided a solid backdrop for stocks. Many international equity markets (with the notable exception of Japan) performed even better, outpacing U.S. stocks for the fifth consecutive year. Strength was especially notable in European equities and select emerging markets.

Bonds experienced a more modest annual return than stocks. Interest rates and bond yields moved higher for much of the year as bond prices, which move opposite of yields, declined. Prices began to improve in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve remained inverted for much of 2006. The 10-year Treasury yield ended December at 4.71%, well below the federal funds rate.

As we begin a new year, investors are left with a few key questions: Will the U.S. economy achieve a soft landing, will the Fed reverse its prior policy and cut interest rates, and how might these outcomes impact the investment climate. As you navigate the uncertainties inherent in the financial markets, we encourage you to start the year by reviewing your investment goals with your financial professional and making portfolio changes, as needed. For more reflection on 2006 and our thoughts on the year ahead, please ask your financial professional for a copy of "What's Ahead in 2007: An Investment Perspective," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the new year and beyond.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Director


        BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006              3

A Discussion With Your Fund's Portfolio Managers

      The Fund outperformed its benchmark and the Lipper Global Income Funds category average for the fiscal year and the six months ended December 31, 2006.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2006, BlackRock World Income Fund, Inc.'s (formerly Merrill Lynch World Income Fund, Inc.) Institutional, Investor A, Investor B, Investor C and Investor C1 Shares had total returns of +8.39%, +7.94%, +7.38%, +7.32% and +7.51%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the benchmark JPMorgan Global Government Bond Broad Index returned +6.49% and the Lipper Global Income Funds category posted an average return of +5.55%. (Funds in this Lipper category invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.)

For the six-month period ended December 31, 2006, the Fund's Institutional, Investor A, Investor B, Investor C and Investor C1 Shares had total returns of +7.32%, +7.20%, +6.92%, +6.79% and +6.90%, respectively, significantly outpacing the +3.65% return of the JPMorgan Global Government Bond Broad Index and the +4.25% average return of the Lipper Global Income Funds category.

Global financial markets experienced significant volatility during the year. From January through mid-May, most markets were broadly up, based on solid fundamentals and a surprisingly resilient global economy. From the middle of May and into June, however, a market correction caused both stock and bond prices to drop sharply in almost every market around the world. Renewed concerns over inflation and corresponding fears that the U.S. Federal Reserve Board (the Fed) would continue to raise interest rates in response were the major culprits behind these price declines. Positive momentum returned in the summer, as the Fed finally opted to interrupt its two-year interest rate-hiking campaign. Oil prices, after reaching a record high near $78 per barrel in July, also began to moderate in the fall and ended the year where they started, at roughly $61 per barrel.

The Fund performed well in the second half of the year as risk aversion and fears of further interest rate increases receded. Bond prices recovered in the United States, Europe, Japan and emerging markets. In fact, many emerging markets bonds, in which we maintain an overweight exposure, were among the top performers in the fixed income asset class for 2006.

Our investments in non-U.S. dollar currencies, which were hurt in the mid-year market downturn, also rebounded strongly. Their relative outperformance was particularly pronounced as the dollar weakened in the final months of the year. The U.S. dollar experienced a gradual weakening for much of 2006, but that trend accelerated sharply in the last couple of months. The main driver of the decline in the dollar has been higher economic growth rates outside of the United States (most notably in Europe) and diverging interest rate trends. While the Fed has been keeping rates on hold, the European Central Bank has been increasing interest rates. The dollar's value versus the yen was more stable over the course of the year, largely because there appears to be less chance of a sustained tightening cycle in Japan. Still, our overweight position in non-U.S. dollar currencies and an underweight in the U.S. dollar proved advantageous.

The Fund's exposure to high yield bonds also contributed to relative performance, as the high yield asset class was one of the few sectors of the global fixed income market to experience decent returns amid the mid-year market correction. For the year, the Credit Suisse High Yield Index posted a return of +11.92%, while the Merrill Lynch AAA U.S. Treasury/Agency Index returned +3.85%. The JPMorgan Global Government Bond Broad Index does not maintain an exposure to high yield securities, making our high yield allocation a positive in terms of relative performance.

What changes were made to the portfolio during the period?

We increased the Fund's position in U.S. fixed income securities from 15% of net assets at the start of the fiscal year to 21% at year-end, with much of this concentrated on highly rated structured sectors such as asset-backed securities. We felt this sector of the market was attractive and offered less risk compared to some other asset classes. The yield on the 10-year Treasury began the year at 4.39% and moved all the way up to 5.15% by the end of June. With the Fed expected to end its campaign of interest rate tightening, we believed that U.S. Treasury yields were set to fall (and prices rise). This did occur, with the 10-year Treasury ending December with a yield of 4.71%.


4       BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006

To accommodate the increased exposure to U.S. Treasuries, we reduced exposure to government bonds in several industrialized nations, most notably Canada and New Zealand. Our positions in Canadian bonds had experienced some price appreciation, and we reduced exposure in favor of areas of the market where we perceived more value. In New Zealand, continued restrictive monetary policy weakened New Zealand bonds, prompting us to reduce our position.

In addition, although the Fund's emerging markets debt allocation remained relatively high throughout the year, we did reduce our commitment from 30% of net assets to 25% as a result of significant spread tightening over the period. However, we remain constructive on the sector, with a particular bias toward local currency debt. In terms of our exposure to the high yield asset class, we reduced our allocation modestly from approximately 8% of net assets to 7% given the persistent tightening of high yield credit spreads in the face of peaking fundamental valuations.

How would you characterize the Fund at the close of the period?

In our view, the economic data continues to suggest that the Fed's neutral stance on monetary policy is the appropriate position. We maintain an underweight duration in the U.S. portion of the portfolio. In emerging markets, our strategy favors local debt over external debt, as these countries are expected to draw down their external debt obligations. In the high yield sector, we maintain our focus on high-quality issues across the credit spectrum, with strong covenant protection to cushion the portfolio in the event that the positive market technicals and abundant liquidity currently awash in the market abate in the months ahead.

Andrew Gordon
Co-Portfolio Manager

Imran Hussain
Co-Portfolio Manager

Jeffrey Gary
Co-Portfolio Manager

January 31, 2007

--------------------------------------------------------------------------------
Effective October 2, 2006, Andrew Gordon, Imran Hussain and Jeffrey Gary assumed responsibility for the day-to-day management of the Fund's portfolio and the selection of its investments. Mr. Gordon is a Managing Director of and portfolio manager with BlackRock, head of the global bond team and a member of the Investment Strategy Group. He joined BlackRock in 1996. Mr. Hussain is a Managing Director of BlackRock, lead portfolio manager for emerging markets and a member of the Investment Strategy Group. He joined BlackRock in 1998. Mr. Gary is a Managing Director of and portfolio manager with BlackRock, head of the high yield team and a member of the Investment Strategy Group. Prior to joining BlackRock in 2003, Mr. Gary was a Managing Director and portfolio manager with AIG (American General) Investment Group.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C1 and Institutional Shares, respectively. Investor C1 Shares closed to new and subsequent purchases as of that date.
--------------------------------------------------------------------------------


        BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006              5

Performance Data

About Fund Performance

Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C1 and Institutional Shares, respectively. Also effective October 2, 2006, the Fund's Investor C Shares commenced operations. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

o Institutional Shares are not subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 4% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C Share fees.

o Investor C1 Shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, Investor C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                      6-Month        12-Month       10-Year      Standardized
As of December 31, 2006                             Total Return   Total Return   Total Return   30-Day Yield
=============================================================================================================
Institutional Shares*                                  +7.32%         +8.39%        +57.25%          4.73%
-------------------------------------------------------------------------------------------------------------
Investor A Shares*                                     +7.20          +7.94         +53.14           4.30
-------------------------------------------------------------------------------------------------------------
Investor B Shares*                                     +6.92          +7.38         +45.29           3.94
-------------------------------------------------------------------------------------------------------------
Investor C Shares*                                     +6.79          +7.32         +42.34           3.69
-------------------------------------------------------------------------------------------------------------
Investor C1 Shares*                                    +6.90          +7.51         +44.84           3.90
-------------------------------------------------------------------------------------------------------------
JPMorgan Global Government Bond Broad Index**          +3.65          +6.49         +71.36             --
-------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
** This unmanaged Index measures the performance of leading government bond markets based on total return in U.S. currency.


6       BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional Shares, Investor A Shares, Investor B Shares, Investor C Shares and Investor C1 Shares compared to growth of an investment in the J.P. Morgan Global Government Bond Broad Index. Values are from December 1996 to December 2006.

                                                                                                                     JPMorgan Global
           Institutional          Investor A           Investor B           Investor C         Investor C1           Government Bond
                Shares*+            Shares*+             Shares*+             Shares*+            Shares*+             Broad Index++
12/96            $10,000              $9,600              $10,000              $10,000             $10,000                   $10,000
12/97            $10,615             $10,165              $10,534              $10,509             $10,528                   $10,140
12/98             $8,128              $7,751               $7,990               $7,966              $7,990                   $11,670
12/99             $9,099              $8,670               $8,890               $8,830              $8,872                   $11,078
12/00             $9,192              $8,737               $8,896               $8,832              $8,888                   $11,332
12/01             $9,691              $9,187               $9,323               $9,219              $9,293                   $11,234
12/02             $9,434              $8,904               $8,987               $8,886              $8,971                   $13,487
12/03            $12,836             $12,090              $12,138              $11,971             $12,114                   $15,517
12/04            $15,041             $14,155              $14,136              $13,889             $14,082                   $17,191
12/05            $14,508             $13,619              $13,530              $13,264             $13,472                   $16,091
12/06            $15,725             $14,701              $14,529              $14,234             $14,484                   $17,136

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests in a global portfolio of fixed income securities denominated in various currencies, including multinational currency units.
++ This unmanaged Index measures the performance of leading government bond markets based on total return in U.S. currency. Past performance is not indicative of future results.

Average Annual Total Return
================================================================================
Institutional Shares                                                 Return
================================================================================
One Year Ended 12/31/06                                              + 8.39%
--------------------------------------------------------------------------------
Five Years Ended 12/31/06                                            +10.17
--------------------------------------------------------------------------------
Ten Years Ended 12/31/06                                             + 4.63
--------------------------------------------------------------------------------

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge*
================================================================================
Investor A Shares*
================================================================================
One Year Ended 12/31/06                              +7.94%          +3.63%
--------------------------------------------------------------------------------
Five Years Ended 12/31/06                            +9.86           +8.97
--------------------------------------------------------------------------------
Ten Years Ended 12/31/06                             +4.35           +3.93
--------------------------------------------------------------------------------

                                                     Return          Return
                                                  Without CDSC    With CDSC+++
================================================================================
Investor B Shares+
================================================================================
One Year Ended 12/31/06                              +7.38%          +3.38%
--------------------------------------------------------------------------------
Five Years Ended 12/31/06                            +9.28           +9.00
--------------------------------------------------------------------------------
Ten Years Ended 12/31/06                             +3.81           +3.81
--------------------------------------------------------------------------------

                                                     Return          Return
                                                  Without CDSC    With CDSC+++
================================================================================
Investor C Shares++
================================================================================
One Year Ended 12/31/06                              +7.32%          +6.32%
--------------------------------------------------------------------------------
Five Years Ended 12/31/06                            +9.08           +9.08
--------------------------------------------------------------------------------
Ten Years Ended 12/31/06                             +3.59           +3.59
--------------------------------------------------------------------------------

                                                     Return          Return
                                                  Without CDSC    With CDSC+++
================================================================================
Investor C1 Shares++
================================================================================
One Year Ended 12/31/06                              +7.51%          +6.51%
--------------------------------------------------------------------------------
Five Years Ended 12/31/06                            +9.28           +9.28
--------------------------------------------------------------------------------
Ten Years Ended 12/31/06                             +3.77           +3.77
--------------------------------------------------------------------------------

*     Assuming maximum sales charge of 4%.
+ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


        BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006              7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                        Expenses Paid
                                                             Beginning             Ending             During the Period*
                                                           Account Value        Account Value          July 1, 2006 to
                                                           July 1, 2006       December 31, 2006       December 31, 2006
========================================================================================================================
Actual
========================================================================================================================
Institutional                                                 $1,000              $1,073.20                 $5.15
------------------------------------------------------------------------------------------------------------------------
Investor A                                                    $1,000              $1,072.00                 $6.44
------------------------------------------------------------------------------------------------------------------------
Investor B                                                    $1,000              $1,069.20                 $9.18
------------------------------------------------------------------------------------------------------------------------
Investor C                                                    $1,000              $1,067.90                 $9.75
------------------------------------------------------------------------------------------------------------------------
Investor C1                                                   $1,000              $1,069.00                 $9.34
========================================================================================================================
Hypothetical (5% annual return before expenses)**
========================================================================================================================
Institutional                                                 $1,000              $1,020.14                 $5.01
------------------------------------------------------------------------------------------------------------------------
Investor A                                                    $1,000              $1,018.88                 $6.28
------------------------------------------------------------------------------------------------------------------------
Investor B                                                    $1,000              $1,016.23                 $8.95
------------------------------------------------------------------------------------------------------------------------
Investor C                                                    $1,000              $1,015.67                 $9.50
------------------------------------------------------------------------------------------------------------------------
Investor C1                                                   $1,000              $1,016.08                 $9.10
------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.99% for Institutional, 1.24% for Investor A, 1.77% for Investor B, 1.88% for Investor C and 1.80% for Investor C1), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8       BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006

Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                            Shares
               Industry         Common Stocks                                 Held               Value
=========================================================================================================
North America
---------------------------------------------------------------------------------------------------------
Canada--0.1%
               Paper--0.1%
               Western Forest Products, Inc. (c)                            80,642           $    132,773
               ------------------------------------------------------------------------------------------
               Total Common Stocks in Canada                                                      132,773
=========================================================================================================
United States--0.0%
               Telecommunications--0.0%
               PTV, Inc. (c)                                                     1                    500
               ------------------------------------------------------------------------------------------
               Total Common Stocks in the United States                                               500
=========================================================================================================
               Total Common Stocks
               (Cost--$1,406,995)--0.1%                                                           133,273
=========================================================================================================

                                Preferred Stocks
=========================================================================================================
North America
---------------------------------------------------------------------------------------------------------
United States--0.1%
               Telecommunications--0.1%
               PTV, Inc. Series A, 10%                                      29,543                125,558
               ------------------------------------------------------------------------------------------
               Total Preferred Stocks
               (Cost--$982,122)--0.1%                                                             125,558
=========================================================================================================

                                Warrants
=========================================================================================================
Latin America
---------------------------------------------------------------------------------------------------------
Venezuela--0.0%
               Government--Foreign--0.0%
               Venezuela Oil Obligations
               (expires 4/15/2020) (c)                                       3,000                 99,000
               ------------------------------------------------------------------------------------------
               Total Warrants in Latin America--0.0%                                               99,000
=========================================================================================================
North America
---------------------------------------------------------------------------------------------------------
United States--0.1%
               Health Care--0.0%
               HealthSouth Corp. (expires 1/16/2014) (h)                    14,085                 11,268
               ------------------------------------------------------------------------------------------
               Wireless Communications--0.1%
               American Tower Corp. (expires 8/01/2008) (h)                    225                118,422
               ------------------------------------------------------------------------------------------
               Total Warrants in North America--0.1%                                              129,690
=========================================================================================================
               Total Warrants (Cost--$14,639)--0.1%                                               228,690
=========================================================================================================

                                Fixed Income                                  Face
                                Securities                                  Amount
=========================================================================================================
Africa
---------------------------------------------------------------------------------------------------------
South Africa--1.4%
               Government--Foreign--1.4%
               South Africa Government Bond:
                   13% due 8/31/2010                               ZAR   5,000,000                819,877
                   Series R194, 10%
                     due 2/28/2008                                      11,000,000              1,587,909
               ------------------------------------------------------------------------------------------
               Total Fixed Income Securities in Africa--1.4%                                    2,407,786
=========================================================================================================
Europe
---------------------------------------------------------------------------------------------------------
Denmark--3.7%
               Financial--2.0%
               Nykredit Realkredit A/S, 4%
                 due 1/01/2008                                     DKK   9,590,000              1,694,283
               Realkredit Danmark A/S Series 83D,
                 4.51% due 10/01/2038 (b)                                9,650,000              1,669,036
                                                                                             ------------
                                                                                                3,363,319
               ------------------------------------------------------------------------------------------
               Government--Foreign--1.7%
               Bundesrepublik Deutschland:
                   4% due 7/04/2016                                EUR     595,000                787,704
                   Series 05, 3.50%
                     due 1/04/2016                                         860,000              1,096,868
               Denmark Government Bond,
                 4% due 11/15/2010                                 DKK   5,800,000              1,028,845
                                                                                             ------------
                                                                                                2,913,417
               ------------------------------------------------------------------------------------------
               Total Fixed Income Securities in Denmark                                         6,276,736
=========================================================================================================
France--0.1%
               Government--Foreign--0.1%
               France Government Bond
                 OAT, 2.25% due 7/25/2020                          EUR      90,612                125,448
               ------------------------------------------------------------------------------------------
               Total Fixed Income Securities in France                                            125,448
=========================================================================================================
Germany--23.4%
               Financial--4.9%
               Eurohypo AG, 3.25% due 10/26/2015                         6,750,000              8,338,128
               ------------------------------------------------------------------------------------------
               Government--Foreign--18.5%
               Bundesobligation:
                   Series 145, 3.50%
                     due 10/09/2009                                      1,875,000              2,449,838
                   Series 148, 3.50%
                     due 4/08/2011                                       4,985,000              6,471,189
               Deutsche Bundesrepublik:
                   3.75% due 1/04/2015                                   7,245,000              9,429,833
                   4.75% due 7/04/2034                                   8,700,000             12,695,994
                                                                                             ------------
                                                                                               31,046,854
               ------------------------------------------------------------------------------------------
               Total Fixed Income Securities in Germany                                        39,384,982
=========================================================================================================
Hungary--1.0%
               Government--Foreign--1.0%
               Hungary Government
                 Bond Series 16/C, 5.50%
                 due 2/12/2016                                     HUF 345,000,000              1,649,346
               ------------------------------------------------------------------------------------------
               Total Fixed Income Securities in Hungary                                         1,649,346
=========================================================================================================
Iceland--0.5%
               Financial--0.5%
               Housing Financing Fund,
                 3.75% due 9/15/2014                               ISK  60,380,639                785,692
               ------------------------------------------------------------------------------------------
               Total Fixed Income Securities in Iceland                                           785,692
=========================================================================================================
Ireland--0.5%
               Paper--0.5%
               Jefferson Smurfit Group Plc,
                 11.50% due 10/01/2015 (f)(g)                      EUR     594,520                821,090
               ------------------------------------------------------------------------------------------
               Total Fixed Income Securities in Ireland                                           821,090
=========================================================================================================


        BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006             9

Schedule of Investments (continued)                            (in U.S. dollars)

                                Fixed Income                                  Face
               Industry         Securities                                  Amount               Value
=========================================================================================================
Europe (continued)
---------------------------------------------------------------------------------------------------------
Netherlands--0.6%
               Diversified Media--0.3%
               Nielsen Finance LLC,
                 10% due 8/01/2014 (g)                             USD     500,000           $    541,875
               ------------------------------------------------------------------------------------------
               Financial--0.3%
               ALB Finance B.V., 9.25%
                 due 9/25/2013 (g)                                         450,000                446,062
               ------------------------------------------------------------------------------------------
               Total Fixed Income Securities in the Netherlands                                   987,937
=========================================================================================================
Norway--2.9%
               Government--Foreign--2.9%
               Norway Government Bond:
                   5% due 5/15/2015                                NOK  12,300,000              2,054,559
                   6.50% due 5/15/2013                                  15,700,000              2,803,635
               ------------------------------------------------------------------------------------------
               Total Fixed Income Securities in Norway                                          4,858,194
=========================================================================================================
Russia--2.4%
               Energy--Exploration &
               Production--0.2%
               Gaz Capital for Gazprom,
                 6.212% due 11/22/2016 (g)                         USD     400,000                402,800
               ------------------------------------------------------------------------------------------
               Government--Foreign--2.2%
               Russian Federation Bonds, 12.75%
                 due 6/24/2028 (Regulation S)                            2,050,000              3,702,341
               ------------------------------------------------------------------------------------------
               Total Fixed Income Securities in Russia                                          4,105,141
=========================================================================================================
Spain--2.7%
               Government--Foreign--2.7%
               Spain Government Bond:
                   4.20% due 7/30/2013                             EUR   1,000,000              1,337,469
                   4.40% due 1/31/2015                                   2,350,000              3,188,344
               ------------------------------------------------------------------------------------------
               Total Fixed Income Securities in Spain                                           4,525,813
=========================================================================================================
Sweden--1.2%
               Government--Foreign--1.2%
               Sweden Government Bond,
                 4.50% due 8/12/2015                               SEK  12,650,000              1,939,829
               ------------------------------------------------------------------------------------------
               Total Fixed Income Securities in Sweden                                          1,939,829
=========================================================================================================
Turkey--2.0%
               Government--Foreign--2.0%
               Turkey Government International Bond:
                   0% due 5/09/2007                                TRY   4,200,000              2,794,639
                   7% due 6/05/2020                                USD     600,000                603,750
               ------------------------------------------------------------------------------------------
               Total Fixed Income Securities in Turkey                                          3,398,389
=========================================================================================================
United Kingdom--5.7%
               Cable--International--0.2%
               NTL Cable Plc, 9.125%
                 due 8/15/2016                                             250,000                264,062
               ------------------------------------------------------------------------------------------
               Government--Foreign--5.5%
               United Kingdom Gilt:
                   5% due 3/07/2008                                GBP     380,000                742,471
                   5% due 9/07/2014                                      2,669,000              5,277,589
                   4% due 9/07/2016                                      1,475,000              2,724,477
                   5% due 3/07/2025                                        250,000                519,861
                                                                                             ------------
                                                                                                9,264,398
               ------------------------------------------------------------------------------------------
               Total Fixed Income Securities in the
               United Kingdom                                                                   9,528,460
=========================================================================================================
               Total Fixed Income Securities in Europe--46.7%                                  78,387,057
=========================================================================================================
Latin America
---------------------------------------------------------------------------------------------------------
Argentina--1.0%
               Government--Foreign--1.0%
               Argentina Bonos, 2.244%
                 due 9/30/2008 (b)                                 ARS     120,000                 52,981
               Argentina Government
               International Bond:
                   8.28% due 12/31/2033 (i)                        USD     670,861                729,561
                   0.62% due 12/15/2035 (c)                              2,032,119                270,272
                   1.33% due 12/31/2038                                  1,099,351                593,650
               ------------------------------------------------------------------------------------------
               Total Fixed Income Securities in Argentina                                       1,646,464
=========================================================================================================
Brazil--2.9%
               Financial--1.0%
               Banco Bradesco SA,
                 17.50% due 12/10/2007 (g)                         BRL   3,500,000              1,709,864
               ------------------------------------------------------------------------------------------
               Government--Foreign--1.9%
               Brazilian Government
                 International Bond, 10.50%
                 due 7/14/2014                                     USD   2,450,000              3,099,250
               ------------------------------------------------------------------------------------------
               Total Fixed Income Securities in Brazil                                          4,809,114
=========================================================================================================
Colombia--1.3%
               Government--Foreign--1.3%
               Colombia Government
                 International Bond:
                   11.75% due 2/25/2020                                    485,000                704,462
                   8.125% due 5/21/2024                                    500,000                577,500
                   7.375% due 9/18/2037                                    820,000                880,270
               ------------------------------------------------------------------------------------------
               Total Fixed Income Securities in Colombia                                        2,162,232
=========================================================================================================
Dominican Republic--0.5%
               Government--Foreign--0.1%
               Dominican Republic International Bond,
                 9.04% due 1/23/2018                                       218,595                250,510
               ------------------------------------------------------------------------------------------
               Utility--0.4%
               Aes Dominicana Energia Finance SA,
                 11% due 12/13/2015 (g)                                    630,000                661,500
               ------------------------------------------------------------------------------------------
               Total Fixed Income Securities in the
               Dominican Republic                                                                 912,010
=========================================================================================================


10      BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006

Schedule of Investments (continued)                            (in U.S. dollars)

                                Fixed Income                                  Face
               Industry         Securities                                  Amount               Value
=========================================================================================================
Latin America (concluded)
---------------------------------------------------------------------------------------------------------
Mexico--6.1%
               Government--Foreign--6.1%
               Mexican Bonos:
                   9.50% due 12/18/2014                            MXN   8,666,200           $    901,115
                   Series MI10, 9%
                     due 12/20/2012                                     43,000,000              4,294,427
               Mexico Government
                 International Bond:
                   8.30% due 8/15/2031                             USD   1,210,000              1,546,985
                   Series A, 6.625%
                     due 3/03/2015                                         900,000                966,150
                   Series A, 6.75%
                     due 9/27/2034                                       2,425,000              2,619,000
               ------------------------------------------------------------------------------------------
               Total Fixed Income Securities in Mexico                                         10,327,677
=========================================================================================================
Peru--1.3%
               Government--Foreign--1.3%
               Peru Government International Bond:
                   9.875% due 2/06/2015                                  1,460,000              1,843,980
                   8.75% due 11/21/2033                                    225,000                295,875
               ------------------------------------------------------------------------------------------
               Total Fixed Income Securities in Peru                                            2,139,855
=========================================================================================================
Uruguay--0.9%
               Government--Foreign--0.9%
               Uruguay Government International
                 Bond, 9.25% due 5/17/2017                               1,200,000              1,467,000
               ------------------------------------------------------------------------------------------
               Total Fixed Income Securities in Uruguay                                         1,467,000
=========================================================================================================
Venezuela--0.5%
               Government--Foreign--0.5%
               Venezuela Government International
                 Bond, 7.65% due 4/21/2025                                 730,000                795,700
               ------------------------------------------------------------------------------------------
               Total Fixed Income Securities in Venezuela                                         795,700
=========================================================================================================
               Total Fixed Income Securities in
               Latin America--14.5%                                                            24,260,052
=========================================================================================================
North America
---------------------------------------------------------------------------------------------------------
Canada--4.7%
               Diversified Media--0.6%
               Quebecor World Capital Corp.,
                 8.75% due 3/15/2016 (g)                                 1,000,000                957,500
               ------------------------------------------------------------------------------------------
               Financial--0.2%
               Fairfax Financial Holdings Ltd.,
                 7.75% due 4/26/2012                                       425,000                418,625
               ------------------------------------------------------------------------------------------
               Government--Foreign--2.9%
               Canadian Government Bond:
                   5% due 6/01/2014                                CAD   4,690,000              4,259,388
                   5% due 6/01/2037                                        700,000                692,701
                                                                                             ------------
                                                                                                4,952,089
               ------------------------------------------------------------------------------------------
               Metal--Other--0.5%
               Novelis, Inc., 7.25%
                 due 2/15/2015 (g)                                 USD     850,000                822,375
               ------------------------------------------------------------------------------------------
               Paper--0.5%
               Ainsworth Lumber Co. Ltd.,
                 7.25% due 10/01/2012                              USD     750,000                590,625
               Domtar, Inc., 7.125%
                 due 8/15/2015                                             250,000                245,000
                                                                                             ------------
                                                                                                  835,625
               ------------------------------------------------------------------------------------------
               Total Fixed Income Securities in Canada                                          7,986,214
=========================================================================================================
United States--4.4%
               Airlines--0.0%
               Continental Airlines, Inc.
                 Series 1998-1-C, 6.541%
                 due 9/15/2009                                              23,271                 23,300
               ------------------------------------------------------------------------------------------
               Automotive--0.2%
               American Tire Distributors, Inc.,
                 11.61% due 4/01/2012 (b)                                  400,000                382,000
               ------------------------------------------------------------------------------------------
               Cable--U.S.--0.0%
               Adelphia Communications Corp.,
                 6% due 2/15/2006 (a)(e)                                   575,000                    345
               ------------------------------------------------------------------------------------------
               Chemicals--0.8%
               Equistar Chemicals LP, 8.75%
                 due 2/15/2009                                             300,000                314,250
               Omnova Solutions, Inc.,11.25%
                 due 6/01/2010                                             875,000                940,625
                                                                                             ------------
                                                                                                1,254,875
               ------------------------------------------------------------------------------------------
               Consumer--
               Non-Durables--0.2%
               American Greetings Corp.,
                 7.375% due 6/01/2016                                      375,000                385,312
               ------------------------------------------------------------------------------------------
               Energy--Exploration &
               Production--0.1%
               Pogo Producing Co.,
                 7.875% due 5/01/2013                                      200,000                203,000
               ------------------------------------------------------------------------------------------
               Gaming--0.5%
               Station Casinos, Inc., 7.75%
                 due 8/15/2016                                             500,000                503,750
               Turning Stone Resort Casino
                 Enterprise, 9.125%
                 due 9/15/2014 (g)                                         250,000                255,625
                                                                                             ------------
                                                                                                  759,375
               ------------------------------------------------------------------------------------------
               Housing--0.3%
               Ply Gem Industries, Inc., 9%
                 due 2/15/2012                                             250,000                212,500
               Stanley-Martin Communities LLC,
                 9.75% due 8/15/2015                                       250,000                197,500
                                                                                             ------------
                                                                                                  410,000
               ------------------------------------------------------------------------------------------
               Information Technology--0.2%
               Telcordia Technologies, Inc.,
                 10% due 3/15/2013 (g)                                     285,000                250,800
               ------------------------------------------------------------------------------------------
               Manufacturing--0.6%
               Superior Essex Communications LLC,
                 9% due 4/15/2012                                        1,000,000              1,040,000
               ------------------------------------------------------------------------------------------


         BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006            11

Schedule of Investments (continued)                            (in U.S. dollars)

                                Fixed Income                                  Face
               Industry         Securities                                  Amount               Value
=========================================================================================================
North America (concluded)
---------------------------------------------------------------------------------------------------------
United States (concluded)
               Service--0.7%
               Ashtead Capital, Inc., 9%
                 due 8/15/2016 (g)                                 USD     250,000           $    267,500
               Avis Budget Car Rental LLC,
                 7.874% due 5/15/2014 (b)(g)                               450,000                434,250
               Dycom Industries, Inc.,
                 8.125% due 10/15/2015                                     500,000                517,500
                                                                                             ------------
                                                                                                1,219,250
               ------------------------------------------------------------------------------------------
               Telecommunications--0.3%
               Qwest Corp., 7.50%
                 due 10/01/2014                                            500,000                530,000
               ------------------------------------------------------------------------------------------
               Utility--0.5%
               Dynegy Holdings, Inc.,
                 8.375% due 5/01/2016                                      120,000                126,000
               Edison Mission Energy,
                 7.75% due 6/15/2016                                       250,000                265,000
               Reliant Energy, Inc.,
                 9.50% due 7/15/2013                                       475,000                509,438
                                                                                             ------------
                                                                                                  900,438
               ------------------------------------------------------------------------------------------
               Total Fixed Income Securities in the United States                               7,358,695
=========================================================================================================
               Total Fixed Income Securities in
               North America--9.1%                                                             15,344,909
=========================================================================================================
Pacific Basin/Asia
---------------------------------------------------------------------------------------------------------
China--0.3%
               Utility--0.3%
               AES China Generating Co. Ltd.,
                 8.25% due 6/26/2010                                       500,000                499,927
               ------------------------------------------------------------------------------------------
               Total Fixed Income Securities in China                                             499,927
=========================================================================================================
Indonesia--0.6%
               Government--Foreign--0.3%
               Indonesia Government International
                 Bond, 7.50% due 1/15/2016 (g)                             350,000                383,250
               ------------------------------------------------------------------------------------------
               Telecommunications--0.3%
               Excelcomindo Finance Co. BV,
                 8% due 1/27/2009 (g)                                      475,000                484,500
               ------------------------------------------------------------------------------------------
               Total Fixed Income Securities in Indonesia                                         867,750
=========================================================================================================
Kazakhstan--0.2%
               Financial--0.2%
               Kazkommerts International B.V.:
                   8% due 11/03/2015                                       270,000                279,787
                   8.50% due 4/16/2013                                      90,000                 96,243
               ------------------------------------------------------------------------------------------
               Total Fixed Income Securities in Kazakhstan                                        376,030
=========================================================================================================
Philippines--0.4%
               Government--Foreign--0.4%
               Philippine Government
                 International Bond:
                   9% due 2/15/2013                                        370,000                427,350
                   8.875% due 3/17/2015                                     10,000                 11,837
                   7.75% due 1/14/2031                                     300,000                340,500
               ------------------------------------------------------------------------------------------
               Total Fixed Income Securities in the Philippines                                   779,687
=========================================================================================================
               Total Fixed Income Securities in the
               Pacific Basin/Asia--1.5%                                                         2,523,394
=========================================================================================================
               Total Fixed Income Securities
               (Cost--$119,695,031)--73.2%                                                    122,923,198
=========================================================================================================

               Industry         Structured Notes (k)
=========================================================================================================
Latin America
---------------------------------------------------------------------------------------------------------
Brazil--2.3%
               Citigroup Funding Inc.
                 (Credit Linked Note,
                 Government NTN-F), 10%
                 due 1/03/2012 (g)                                 BRL   9,150,000              3,895,977
               ------------------------------------------------------------------------------------------
               Total Structured Notes
               (Cost--$3,710,785)--2.3%                                                         3,895,977
=========================================================================================================

                                U.S. Government Obligations
=========================================================================================================
North America
---------------------------------------------------------------------------------------------------------
United States--2.9%
               U.S. Treasury Bonds,
                 4.50% due 2/15/2036                               USD     305,000                290,036
               U.S. Treasury Inflation
                 Indexed Bonds:
                   2.50% due 7/15/2016                                     719,842                725,297
                   2% due 1/15/2026                                      1,225,822              1,152,848
               U.S. Treasury Notes:
                   4.50% due 9/30/2011                                     815,000                807,837
                   4.50% due 11/30/2011                                  1,525,000              1,511,418
                   4.625% due 11/15/2016                                   450,000                447,047
               ------------------------------------------------------------------------------------------
               Total U.S. Government Obligations
               (Cost--$4,983,278)--2.9%                                                         4,934,483
=========================================================================================================

               Non-U.S. Government Collateralized
               Mortgage Obligations
=========================================================================================================
North America
---------------------------------------------------------------------------------------------------------
United States--10.6%
               Bank of America Credit Card Trust
                 Series 2006-A16 Class A16,
                 4.72% due 5/15/2013                                     1,700,000              1,679,043
               Bank One Issuance Trust (b):
                   Series 2002-A5 Class A5,
                     5.44% due 6/15/2010                                 1,800,000              1,802,051
                   Series 2003-A10 Class A10,
                     5.43% due 6/15/2011                                 2,150,000              2,154,997
               Chase Issuance Trust
                 Series 2005-A3 Class A,
                 5.34% due 10/17/2011 (b)                                2,550,000              2,552,293


12       BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006

Schedule of Investments (continued)                            (in U.S. dollars)

               Non-U.S. Government Collateralized                             Face
               Mortgage Obligations                                         Amount               Value
=========================================================================================================
North America (concluded)
---------------------------------------------------------------------------------------------------------
United States (concluded)
               Chase Manhattan Auto Owner
                 Trust Series 2005-B Class A4,
                 4.88% due 6/15/2012                               USD   1,300,000           $  1,293,981
               Ford Credit Auto Owner Trust
                 Series 2006-C Class A3,
                 5.16% due 11/15/2010                                    1,675,000              1,674,928
               MBNA Credit Card Master Note
                 Trust Series 2006-A4 Class A4,
                 5.31% due 9/15/2011 (g)                                 2,100,000              2,101,560
               PECO Energy Transition Trust
                 Series 2001-A Class A1,
                 6.52% due 12/31/2010                                      975,000              1,017,273
               Residential Asset Mortgage
                 Products, Inc. Series
                   2006-RZ2 Class A1,
                   5.42% due 5/25/2036 (b)                               1,005,790              1,005,937
               SLM Student Loan Trust Series
                 2005-1 Class A2, 5.565%
                 due 4/27/2020 (b)                                       1,450,000              1,444,896
               Wells Fargo Home Equity Trust
                 Series 2006-2 Class A1,
                 5.394% due 7/25/2036 (b)                                1,030,995              1,030,940
               ------------------------------------------------------------------------------------------
               Total Non-U.S. Government
               Collateralized Mortgage Obligations
               (Cost--$17,787,322)--10.6%                                                      17,757,899
=========================================================================================================

                                Short-Term                              Beneficial
                                Securities                                Interest
=========================================================================================================
               BlackRock Liquidity
                 Series, LLC Cash Sweep
                 Series, 5.26% (d)(j)                              USD  10,314,259             10,314,259
               ------------------------------------------------------------------------------------------
               Total Short-Term Securities
               (Cost--$10,314,259)--6.2%                                                       10,314,259
=========================================================================================================

                                Options                                  Number of
                                Purchased                                Contracts
=========================================================================================================
Call Options Purchased--0.0%
               South Korean Won, expiring
                 March 2007 at USD 100, Broker
                 Bank of America                                           167,783                  5,034
               ------------------------------------------------------------------------------------------
Put Options Purchased--0.0%
               Japanese Yen, expiring February 2007
                 at USD 148, Broker Citibank, N.A.                          60,994                     61
               Turkish Lira, expiring February 2007 at
                 USD 1.44, Broker Barclays                                  28,650                 40,167
                                                                                             ------------
                                                                                                   40,228
               ------------------------------------------------------------------------------------------
               Total Options Purchased
               (Premiums Paid--$112,717)--0.0%                                                     45,262
=========================================================================================================
Total Investments (Cost--$159,007,148*)--95.5%                                                160,358,599

Other Assets Less Liabilities--4.5%                                                             7,630,050
                                                                                             ------------
Net Assets--100.0%                                                                           $167,988,649
                                                                                             ============

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..............................               $ 158,945,676
                                                                  =============
      Gross unrealized appreciation ...............               $   4,888,042
      Gross unrealized depreciation ...............                  (3,475,119)
                                                                  -------------
      Net unrealized appreciation .................               $   1,412,923
                                                                  =============

(a)   Convertible security.
(b)   Floating rate security.
(c)   Non-income producing security.
(d)   the current yield as of December 31, 2006.
(e) a result of bankruptcy proceedings, the company did not repay the principal amount of the security upon maturity.
(f) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(g) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(h) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(i) Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------
                                                            Net         Interest
Affiliate                                                Activity        Income
--------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash Sweep Series      $10,314,259   $   233,737
--------------------------------------------------------------------------------

(k) Security represents an index linked note. Accordingly, value of the instrument is derived from the price fluctuations in the underlying index.


         BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006            13

Schedule of Investments (continued)                            (in U.S. dollars)

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

o Forward foreign exchange contracts as of December 31, 2006 were as follows:

--------------------------------------------------------------------------------
                                                                    Unrealized
Foreign                                  Settlement                Appreciation
Currency Purchased                          Date                  (Depreciation)
--------------------------------------------------------------------------------
BRL            19,530,000               January 2007                $   113,997
CAD             1,845,000               January 2007                    (47,631)
CZK             7,884,975               January 2007                     14,286
EUR            82,995,378               January 2007                  3,907,809
GBP             3,743,000               January 2007                    (47,063)
HUF            86,478,000               January 2007                      8,805
IDR        47,112,500,000               January 2007                    154,148
ISK            11,394,000               January 2007                     (1,470)
JPY         5,858,336,719               January 2007                 (1,053,994)
KRW         1,536,480,000               January 2007                     (4,313)
MXN            63,270,000               January 2007                     37,642
MYR            18,842,200               January 2007                    189,000
NOK            10,665,361               January 2007                     18,658
PHP           168,811,000               January 2007                     55,799
PLN             9,755,200               January 2007                    144,950
SEK             7,010,198               January 2007                      7,743
SGD             3,475,332               January 2007                     12,519
THB            65,000,000               January 2007                    (17,820)
TRY             5,908,988               January 2007                    335,873
TRY             5,382,300                August 2007                    185,876
ZAR           104,452,553               January 2007                    723,310
--------------------------------------------------------------------------------
Total Unrealized Appreciation on Forward Foreign Exchange
Contracts--Net (USD Commitment--$227,452,256)                       $ 4,738,124
                                                                    ===========
--------------------------------------------------------------------------------
                                                                    Unrealized
Foreign                                  Settlement                Appreciation
Currency Sold                            Date                     (Depreciation)
--------------------------------------------------------------------------------
ARS             2,750,000               January 2007                $   (12,235)
AUD             3,945,000               January 2007                    (48,546)
BRL            22,396,020               January 2007                    (87,584)
CAD             4,287,000               January 2007                    109,428
DKK             9,577,000               January 2007                     (3,369)
DKK             9,721,000                 April 2007                     (2,743)
EUR            73,478,640               January 2007                 (2,621,563)
GBP             3,443,000               January 2007                   (202,557)
HUF           313,192,500               January 2007                   (187,538)
IDR        30,992,852,450               January 2007                    (87,951)
ISK            78,688,000               January 2007                     30,465
JPY           380,501,962               January 2007                     40,791
MXN            47,239,000               January 2007                    (95,646)
MYR            18,035,000               January 2007                    (53,055)
NOK            31,765,000               January 2007                   (273,970)
PLN             7,100,000               January 2007                    (71,408)
THB            65,000,000               January 2007                     17,767
TRY            11,670,000               January 2007                   (360,548)
ZAR           114,619,822               January 2007                   (961,506)
--------------------------------------------------------------------------------
Total Unrealized Depreciation on Forward Foreign Exchange
Contracts--Net (USD Commitment--$173,270,776)                       $(4,871,768)
                                                                    ===========

o     Swaps outstanding as of December 31, 2006 were as follows:

--------------------------------------------------------------------------------
                                                                    Unrealized
                                                      Notional     Appreciation
                                                       Amount     (Depreciation)
--------------------------------------------------------------------------------
Sold credit default protection on Republic of
   Brazil and receive 1.65%
   Broker, JPMorgan Chase
   Expires March 2007                               $  1,000,000   $      3,392
Sold credit default protection on Republic of
   Turkey and receive 1.17%
   Broker, Morgan Stanley Capital Services, Inc.
   Expires March 2007                               $  1,000,000          1,962
Sold credit default protection on Republic of
   Colombia and receive 1.80%
   Broker, Morgan Stanley Capital Services, Inc.
   Expires April 2007                               $  1,000,000          5,304
Sold credit default protection on Russia
   Government International Bond and
   receive 0.68%
   Broker, JPMorgan Chase
   Expires June 2007                                $  1,000,000          2,179
Sold credit default protection on Indonesia
   Government International Bond and
   receive 1.63%
   Broker, Citibank, N.A
   Expires March 2011                               $  1,500,000         36,879
Sold credit default protection on United Mexican
   States and receive 0.78%
   Broker, Morgan Stanley Capital Services, Inc.
   Expires June 2011                                $  1,000,000         16,214
Pay a fixed rate of 1.51% and receive a floating
   rate based on JPY Fixing 6 month LIBOR
   Broker, Citibank, N.A
   Expires December 2013                            $161,000,000          6,367
Receive a fixed rate of 2.39% and pay a floating
   rate based on JPY Fixing 6 month LIBOR
   Broker, Citibank, N.A
   Expires December 2036                            $ 51,000,000         (6,140)
--------------------------------------------------------------------------------
Total                                                              $     66,157
                                                                   ============


14       BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006

Schedule of Investments (concluded)                            (in U.S. dollars)

o Financial futures contracts purchased as of December 31, 2006 were as follows:

--------------------------------------------------------------------------------------------------
Number of                                             Expiration         Face          Unrealized
Contracts           Issue              Exchange          Date            Value        Depreciation
--------------------------------------------------------------------------------------------------
   100         90-Day Bank Bill         Sydney        June 2007      $17,652,164      $   (22,455)
--------------------------------------------------------------------------------------------------

o     Financial futures contracts sold as of December 31, 2006 were as follows:

--------------------------------------------------------------------------------------------------
Number of                                             Expiration         Face          Unrealized
Contracts           Issue              Exchange          Date            Value        Appreciation
--------------------------------------------------------------------------------------------------
    80         Bank Acceptance         Other          June 2007      $16,443,439      $    20,166
     4         Euro-BOBL Future        Eurex          March 2007     $   582,811            8,222
    46         Euro-Bond Future        Other          March 2007     $ 7,199,194          153,613
    18         EuroDollar Futures      American       June 2007      $ 4,282,372           17,722
    18         2-Year U.S.
               Treasury Bond           Chicago        March 2007     $ 3,682,242            9,679
   137         5-Year U.S.
               Treasury Bond           Chicago        March 2007     $14,534,985          141,422
    19         10-Year U.S.
               Treasury Bond           Chicago        March 2007     $ 2,058,786           16,880
--------------------------------------------------------------------------------------------------
Total Unrealized Appreciation                                                         $   367,704
                                                                                      ===========

o     Currency Abbreviations:

ARS   Argentine Peso
AUD   Australian Dollar
BRL   Brazilian Real
CAD   Canadian Dollar
CZK   Czech Republic Koruna
DKK   Danish Krone
EUR   Euro
GBP   British Pound
HUF   Hungary Forint
IDR   Indonesian Rupiah
ISK   Icelandic Krona
JPY   Japanese Yen
KRW   South Korean Won
MXN   Mexican New Peso
MYR   Malaysian Ringgit
NOK   Norwegian Krone
PHP   Philippine Peso
PLN   Polish Zloty
SEK   Swedish Krona
SGD   Singapore Dollar
THB   Thai Baht
TRY   Turkish Lira
USD   U.S. Dollar
ZAR   South African Rand

      See Notes to Financial Statements.


   BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006                  15

Statement of Assets and Liabilities

As of December 31, 2006

===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost--$148,580,172) ........................................................                  $ 149,999,078
                       Investments in affiliated securities, at value (identified
                        cost--$10,314,259) .........................................................                     10,314,259
                       Options purchased, at value (premiums paid--$112,717) .......................                         45,262
                       Foreign cash (cost--$5,029,388) .............................................                      5,242,873
                       Unrealized appreciation on forward foreign exchange contracts ...............                      6,108,866
                       Unrealized appreciation on swaps ............................................                         72,297
                       Receivables:
                          Interest .................................................................  $   3,095,509
                          Capital shares sold ......................................................        536,339
                          Securities sold ..........................................................        233,771
                          Variation margin .........................................................         19,469
                          Swaps ....................................................................         13,032       3,898,120
                                                                                                      -------------
                       Prepaid expenses and other assets ...........................................                         17,356
                                                                                                                      -------------
                       Total assets ................................................................                    175,698,111
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward foreign exchange contracts ...............                      6,242,510
                       Unrealized depreciation on swaps ............................................                          6,140
                       Deferred foreign capital gain tax ...........................................                          7,376
                       Bank overdraft ..............................................................                         20,551
                       Payables:
                          Capital shares redeemed ..................................................        450,014
                          Dividends to shareholders ................................................        728,083
                          Investment adviser .......................................................         89,234
                          Distributor ..............................................................         54,014
                          Other affiliates .........................................................         33,877       1,355,222
                                                                                                      -------------
                       Accrued expenses and other liabilities ......................................                         77,663
                                                                                                                      -------------
                       Total liabilities ...........................................................                      7,709,462
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets ..................................................................                  $ 167,988,649
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
                       Institutional Shares of Common Stock, $.10 par value, 1,000,000,000 shares
                        authorized .................................................................                  $     707,802
                       Investor A Shares of Common Stock, $.10 par value, 1,000,000,000 shares
                        authorized .................................................................                      1,079,939
                       Investor B Shares of Common Stock, $.10 par value, 1,000,000,000 shares
                        authorized .................................................................                        267,581
                       Investor C Shares of Common Stock, $.10 par value, 1,000,000,000 shares
                        authorized .................................................................                         22,319
                       Investor C1 Shares of Common Stock, $.10 par value, 1,000,000,000 shares
                        authorized .................................................................                        603,713
                       Paid-in capital in excess of par
                       Undistributed investment income--net ........................................  $   4,886,972
                       Accumulated realized capital losses--net ....................................   (141,551,763)
                       Unrealized appreciation--net ................................................      1,898,674
                                                                                                      -------------
                       Total accumulated losses--net ...............................................                   (134,766,117)
                                                                                                                      -------------
                       Net assets ..................................................................                  $ 167,988,649
                                                                                                                      =============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
                       Institutional--Based on net assets of $44,373,237 and 7,078,017 shares
                        outstanding ................................................................                  $        6.27
                                                                                                                      =============
                       Investor A--Based on net assets of $67,657,885 and 10,799,392 shares
                        outstanding ................................................................                  $        6.26
                                                                                                                      =============
                       Investor B--Based on net assets of $16,763,743 and 2,675,809 shares
                        outstanding ................................................................                  $        6.26
                                                                                                                      =============
                       Investor C--Based on net assets of $1,397,951 and 223,193 shares outstanding                   $        6.26
                                                                                                                      =============
                       Investor C1--Based on net assets of $37,795,833 and 6,037,133 shares
                        outstanding ................................................................                  $        6.26
                                                                                                                      =============

      See Notes to Financial Statements.


16      BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006

Statement of Operations

For the Year Ended December 31, 2006

===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
                       Interest (including $233,737 from affiliates) ...............................                  $   9,411,907
                       Dividends ...................................................................                         54,325
                       Other .......................................................................                         37,007
                                                                                                                      -------------
                       Total income ................................................................                      9,503,239
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ....................................................  $   1,022,209
                       Service and distribution fees--Investor C1 ..................................        303,115
                       Service fees--Investor A ....................................................        169,647
                       Service and distribution fees--Investor B ...................................        144,974
                       Accounting services .........................................................        104,788
                       Transfer agent fees--Investor A .............................................        104,159
                       Professional fees ...........................................................         80,936
                       Transfer agent fees--Institutional ..........................................         69,290
                       Printing and shareholder reports ............................................         68,813
                       Transfer agent fees--Investor C1 ............................................         57,749
                       Registration fees ...........................................................         54,997
                       Custodian fees ..............................................................         36,163
                       Transfer agent fees--Investor B .............................................         35,539
                       Directors' fees and expenses ................................................         15,573
                       Pricing fees ................................................................         14,355
                       Transfer agent fees--Investor C .............................................          7,094
                       Service and distribution fees--Investor C ...................................          1,612
                       Other .......................................................................         32,355
                                                                                                      -------------
                       Total expenses ..............................................................                      2,323,368
                                                                                                                      -------------
                       Investment income--net ......................................................                      7,179,871
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net .........................................................        153,522
                          Financial futures contracts and swaps--net ...............................       (203,578)
                          Foreign currency transactions--net .......................................       (419,475)       (469,531)
                                                                                                      -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net (including $7,376 in foreign capital gain tax) ..........      6,238,021
                          Financial futures contracts and swaps--net ...............................        452,003
                          Foreign currency transactions--net .......................................       (532,876)      6,157,148
                                                                                                      -----------------------------
                       Total realized and unrealized gain--net .....................................                      5,687,617
                                                                                                                      -------------
                       Net Increase in Net Assets Resulting from Operations ........................                  $  12,867,488
                                                                                                                      =============

      See Notes to Financial Statements.


        BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006             17

Statements of Changes in Net Assets

                                                                                                            For the Year Ended
                                                                                                               December 31,
                                                                                                      -----------------------------
Increase (Decrease) in Net Assets:                                                                         2006            2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ......................................................  $   7,179,871   $   9,351,125
                       Realized gain (loss)--net ...................................................       (469,531)      2,127,407
                       Change in unrealized appreciation/depreciation--net .........................      6,157,148     (18,680,254)
                                                                                                      -----------------------------
                       Net increase (decrease) in net assets resulting from operations .............     12,867,488      (7,201,722)
                                                                                                      -----------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Institutional ............................................................     (2,254,796)     (2,705,275)
                          Investor A ...............................................................     (3,216,904)     (3,942,535)
                          Investor B ...............................................................       (808,698)     (1,178,045)
                          Investor C ...............................................................         (7,209)     (1,576,269)
                          Investor C1 ..............................................................     (1,585,018)             --
                                                                                                      -----------------------------
                       Net decrease in net assets resulting from dividends to shareholders .........     (7,872,625)     (9,402,124)
                                                                                                      -----------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                       Net increase (decrease) in net assets derived from capital share transactions     (8,330,041)     12,690,044
                                                                                                      -----------------------------
===================================================================================================================================
Redemption Fee
-----------------------------------------------------------------------------------------------------------------------------------
                       Redemption fee ..............................................................            673           3,493
                                                                                                      -----------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets ................................................     (3,334,505)     (3,910,309)
                       Beginning of year ...........................................................    171,323,154     175,233,463
                                                                                                      -----------------------------
                       End of year* ................................................................  $ 167,988,649   $ 171,323,154
                                                                                                      =============================
                          * Undistributed investment income--net ...................................  $   4,886,972   $   4,286,970
                                                                                                      =============================

      See Notes to Financial Statements.


18      BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006

Financial Highlights

                                                                                            Institutional
                                                                  ----------------------------------------------------------------
The following per share data                                                              For the Year Ended
and ratios have been derived                                                                 December 31,
from information provided in                                      ----------------------------------------------------------------
the financial statements.                                           2006          2005          2004          2003          2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...........................    $   6.08      $   6.66      $   6.08      $   4.85      $   5.46
                                                                  ----------------------------------------------------------------
Investment income--net** .....................................         .28           .35           .40           .44           .41
Realized and unrealized gain (loss)--net .....................         .21+         (.58)+         .59+         1.24          (.57)
                                                                  ----------------------------------------------------------------
Total from investment operations .............................         .49          (.23)          .99          1.68          (.16)
                                                                  ----------------------------------------------------------------
Less dividends from investment
  income--net ................................................        (.30)         (.35)         (.41)         (.45)         (.45)
                                                                  ----------------------------------------------------------------
Net asset value, end of year .................................    $   6.27      $   6.08      $   6.66      $   6.08      $   4.85
                                                                  ================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ...........................        8.39%        (3.54%)       17.14%        36.10%        (2.65%)
                                                                  ================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
Expenses, excluding
  reorganization expenses ....................................         .99%         1.00%         1.08%         1.10%         1.21%
                                                                  ================================================================
Expenses .....................................................         .99%         1.00%         1.08%         1.21%         1.21%
                                                                  ================================================================
Investment income--net .......................................        4.59%         5.51%         6.59%         7.68%         8.16%
                                                                  ================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) .......................    $ 44,373      $ 44,675      $ 49,416      $ 49,737      $ 24,267
                                                                  ================================================================
Portfolio turnover ...........................................      114.10%       102.65%        90.60%       172.53%        69.77%
                                                                  ================================================================

                                                                                              Investor A
                                                                  ----------------------------------------------------------------
The following per share data                                                              For the Year Ended
and ratios have been derived                                                                 December 31,
from information provided in                                      ----------------------------------------------------------------
the financial statements.                                           2006          2005          2004          2003          2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...........................    $   6.08      $   6.66      $   6.07      $   4.84      $   5.46
                                                                  ----------------------------------------------------------------
Investment income--net** .....................................         .27           .33           .39           .41           .47
Realized and unrealized gain (loss)--net .....................         .20+         (.58)+         .59+         1.26          (.65)
                                                                  ----------------------------------------------------------------
Total from investment operations .............................         .47          (.25)          .98          1.67          (.18)
                                                                  ----------------------------------------------------------------
Less dividends from investment
  income--net ................................................        (.29)         (.33)         (.39)         (.44)         (.44)
                                                                  ----------------------------------------------------------------
Net asset value, end of year .................................    $   6.26      $   6.08      $   6.66      $   6.07      $   4.84
                                                                  ================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ...........................        7.94%        (3.78%)       17.04%        35.82%        (3.08%)
                                                                  ================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
Expenses, excluding
  reorganization expenses ....................................        1.24%         1.25%         1.33%         1.36%         1.48%
                                                                  ================================================================
Expenses .....................................................        1.24%         1.25%         1.33%         1.47%         1.48%
                                                                  ================================================================
Investment income--net .......................................        4.33%         5.27%         6.34%         7.40%         9.43%
                                                                  ================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) .......................    $ 67,658      $ 68,497      $ 81,145      $ 70,595      $ 42,319
                                                                  ================================================================
Portfolio turnover ...........................................      114.10%       102.65%        90.60%       172.53%        69.77%
                                                                  ================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Includes a redemption fee, which is less than $.01 per share.

      See Notes to Financial Statements.


        BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006             19

                                                                                                                          Investor C
                                                                                                                         -----------
                                                                                     Investor B                              For
                                                              --------------------------------------------------------   the Period
                                                                                  For the Year Ended                      October 2,
                                                                                     December 31,                          2006+++
The following per share data and ratios have been derived     --------------------------------------------------------   to Dec. 31,
from information provided in the financial statements.          2006        2005        2004         2003        2002        2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .....................    $  6.08     $  6.66     $  6.07      $  4.84     $  5.46    $  6.15
                                                              --------------------------------------------------------    ----------
Investment income--net*** ................................        .23         .30         .35          .39         .34
Realized and unrealized gain (loss)--net .................        .21++      (.58)++      .60++       1.25        (.55)       .15++
                                                              --------------------------------------------------------    ----------
Total from investment operations .........................        .44        (.28)        .95         1.64        (.21)       .18
                                                              --------------------------------------------------------    ----------
Less dividends from investment income--net ...............       (.26)       (.30)       (.36)        (.41)       (.41)      (.07)
                                                              --------------------------------------------------------    ----------
Net asset value, end of period ...........................    $  6.26     $  6.08     $  6.66      $  6.07     $  4.84    $  6.26
                                                              ========================================================    ==========
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .......................       7.38%      (4.28%)     16.43%       35.10%      (3.60%)     2.92%+
                                                              ========================================================    ==========
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Expenses, excluding reorganization expenses ..............       1.78%       1.78%       1.85%        1.89%       1.99%      1.88%**
                                                              ========================================================    ==========
Expenses .................................................       1.78%       1.78%       1.85%        2.00%       1.99%      1.88%**
                                                              ========================================================    ==========
Investment income--net ...................................       3.82%       4.74%       5.81%        7.11%       6.66%      3.02%**
                                                              ========================================================    ==========
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) .................    $16,764     $22,512     $25,226      $31,443     $32,551    $ 1,398
                                                              ========================================================    ==========
Portfolio turnover .......................................     114.10%     102.65%      90.60%      172.53%      69.77%    114.10%
                                                              ========================================================    ==========

*     Total investment returns exclude the effects of sales charges.
**    Annualized.
***   Based on average shares outstanding.
+     Aggregate total investment return.
++    Includes a redemption fee, which is less than $.01 per share.
+++   Commencement of operations.

      See Notes to Financial Statements.


20      BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006

Financial Highlights (concluded)

                                                                                               Investor C1
                                                                      -----------------------------------------------------------
                                                                                           For the Year Ended
                                                                                              December 31,
The following per share data and ratios have been derived             -----------------------------------------------------------
from information provided in the financial statements.                  2006         2005         2004         2003         2002
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ........    $  6.07      $  6.65      $  6.07      $  4.84      $  5.45
                                                                      -----------------------------------------------------------
                       Investment income--net** ..................        .23          .29          .35          .38          .37
                       Realized and unrealized gain (loss)--net ..        .21+        (.57)+        .59+        1.26         (.57)
                                                                      -----------------------------------------------------------
                       Total from investment operations ..........        .44         (.28)         .94         1.64         (.20)
                                                                      -----------------------------------------------------------
                       Less dividends from investment income--net        (.25)        (.30)        (.36)        (.41)        (.41)
                                                                      -----------------------------------------------------------
                       Net asset value, end of year ..............    $  6.26      $  6.07      $  6.65      $  6.07      $  4.84
                                                                      ===========================================================
=================================================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ........       7.51%       (4.33%)      16.22%       35.07%       (3.46%)
                                                                      ===========================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Expenses, excluding reorganization expenses       1.81%        1.82%        1.90%        1.92%        2.04%
                                                                      ===========================================================
                       Expenses ..................................       1.81%        1.82%        1.90%        2.03%        2.04%
                                                                      ===========================================================
                       Investment income--net ....................       3.77%        4.61%        5.73%        6.67%        7.42%
                                                                      ===========================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands) ....    $37,796      $35,640      $19,447      $ 6,919      $ 1,756
                                                                      ===========================================================
                       Portfolio turnover ........................     114.10%      102.65%       90.60%      172.53%       69.77%
                                                                      ===========================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Includes a redemption fee, which is less than $.01 per share.

      See Notes to Financial Statements.


        BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006             21

Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, Merrill Lynch World Income Fund, Inc. was renamed BlackRock World Income Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. On October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C1 Shares, respectively. Newly created Investor C Shares commenced operations on October 2, 2006. Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B, Investor C and Investor C1 may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Investor C1 Shares also bear certain expenses related to the account maintenance of such shares, and Investor B, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Floating rate loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the NASDAQ Global Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The value of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected


22      BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006
to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations, not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income


        BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006             23
tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Bank overdraft -- The Fund recorded a bank overdraft reflecting an overnight overdraft, which resulted from management estimates of available cash.

(j) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

(k) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $60,918,566 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses and $1,292,756 has been reclassified between accumulated net realized capital losses and undistributed net investment income as a result of permanent differences attributable to expiration of capital loss carryforwards, foreign currency transactions, accounting for swap agreements and paydowns, and amortization methods for premiums and discounts on fixed income securities. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a


24      BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006
new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Fund's Manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .60%, on an annual basis, of the average daily value of the Fund's net assets. In addition, the Manager has entered into sub-advisory agreements with BlackRock Financial Management, Inc. & BlackRock Asset Management U.K. Limited, both affiliates of the Manager, under which the Manager pays each Sub-Adviser for services it provides a fee equal to a percentage of the management fee paid by each Fund to the Manager. Prior to September 29, 2006, FAM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance ("service fees") and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                                    Distribution
                                                       Service Fee      Fee
--------------------------------------------------------------------------------
Investor A ...........................................    .25%          --
Investor B ...........................................    .25%         .50%
Investor C ...........................................    .25%         .75%
Investor C1 ..........................................    .25%         .55%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch and an affiliate of the Distributor, also provides account maintenance and distribution services to the Fund. The ongoing service fee compensates the Distributors and each broker-dealer (including MLPF&S) for providing account maintenance services to Investor A, Investor B, Investor C and Investor C1 shareholders. The ongoing distribution fee compensates the Distributors and the broker-dealers for providing shareholder and distribution-related services to Investor B, Investor C and Investor C1 shareholders.

For the year ended December 31, 2006, FAMD, the Fund's sole Distributor until September 29, 2006, and BDI earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Investor A Shares as follows:

--------------------------------------------------------------------------------
                                         FAMD            MLPF&S             BDI
--------------------------------------------------------------------------------
Investor A ..................          $10,047          $88,630          $   583
--------------------------------------------------------------------------------

For the year ended December 31, 2006, MLPF&S received contingent deferred sales charges of $8,900, $137 and $2,742 relating to transactions in Investor B, Investor C and Investor C1 Shares, respectively.

BlackRock maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to December 31, 2006, the following amounts have been accrued by the Fund to reimburse BlackRock for costs incurred running the call center,


        BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006             25
which are a component of the transfer agent fees in the accompanying Statements of Operations.

--------------------------------------------------------------------------------
                                                                     Call Center
                                                                            Fees
--------------------------------------------------------------------------------
Institutional ....................................................          $937
Investor A .......................................................          $704
Investor B .......................................................          $207
Investor C .......................................................          $ 12
Investor C1 ......................................................          $260
--------------------------------------------------------------------------------

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S, an affiliate of the Manager, or its affiliates. Pursuant to that order, the Fund has retained BlackRock Investment Management, LLC. ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM, may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

For the year ended December 31, 2006, the Fund reimbursed FAM and the Manager $2,821 and $819, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of FAM, PSI, MLAM U.K., FDS, FAMD, Merrill Lynch, MLIM, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended December 31, 2006 were $183,462,627 and $204,194,420, respectively.

4. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was $(8,330,041) and $12,690,044 for the years ended December 31, 2006 and December 31, 2005, respectively.

Transactions in shares of capital for each class were as follows:

-------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended December 31, 2006                              Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,742,485       $ 10,696,614
Shares issued to shareholders
  in reinvestment of dividends ...........           185,361          1,142,002
                                                -------------------------------
Total issued .............................         1,927,846         11,838,616
Shares redeemed ..........................        (2,194,232)       (13,451,336)
                                                -------------------------------
Net decrease .............................          (266,386)      $ (1,612,720)
                                                ===============================

-------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended December 31, 2005                              Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,945,368       $ 12,367,148
Shares issued to shareholders in
  reinvestment of dividends ..............           175,416          1,101,136
                                                -------------------------------
Total issued .............................         2,120,784         13,468,284
Shares redeemed ..........................        (2,196,575)       (13,712,678)
                                                -------------------------------
Net decrease .............................           (75,791)      $   (244,394)
                                                ===============================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                         Dollar
Ended December 31, 2006                              Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,361,991       $  8,367,994
Automatic conversion of shares ...........           333,715          2,040,629
Shares issued to shareholders
  in reinvestment of dividends ...........           257,368          1,583,163
                                                -------------------------------
Total issued .............................         1,953,074         11,991,786
Shares redeemed ..........................        (2,421,436)       (14,855,994)
                                                -------------------------------
Net decrease .............................          (468,362)      $ (2,864,208)
                                                ===============================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                         Dollar
Ended December 31, 2005                              Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,243,471       $  7,878,383
Automatic conversion of shares ...........           336,432          2,109,259
Shares issued to shareholders in
  reinvestment of dividends ..............           291,969          1,834,284
                                                -------------------------------
Total issued .............................         1,871,872         11,821,926
Shares redeemed ..........................        (2,795,649)       (17,583,046)
                                                -------------------------------
Net decrease .............................          (923,777)      $ (5,761,120)
                                                ===============================

-------------------------------------------------------------------------------
Investor B Shares for the Year                                         Dollar
Ended December 31, 2006                              Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................           433,441       $  2,668,764
Shares issued to shareholders
  in reinvestment of dividends ...........            60,995            374,958
                                                -------------------------------
Total issued .............................           494,436          3,043,722
                                                -------------------------------
Automatic conversion of shares ...........          (333,715)        (2,040,629)
Shares redeemed ..........................        (1,188,258)        (7,288,442)
                                                -------------------------------
Total redeemed ...........................        (1,521,973)        (9,329,071)
                                                -------------------------------
Net decrease .............................        (1,027,537)      $ (6,285,349)
                                                ===============================


26      BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Investor B Shares for the Year                                         Dollar
Ended December 31, 2005                              Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,219,218       $  7,754,726
Shares issued to shareholders in
  reinvestment of dividends ..............            84,075            528,134
                                                -------------------------------
Total issued .............................         1,303,293          8,282,860
                                                -------------------------------
Automatic conversion of shares ...........          (336,468)        (2,109,259)
Shares redeemed ..........................        (1,053,882)        (6,610,095)
                                                -------------------------------
Total redeemed ...........................        (1,390,350)        (8,719,354)
                                                -------------------------------
Net decrease .............................           (87,057)      $   (436,494)
                                                ===============================

-------------------------------------------------------------------------------
Investor C Shares for the Period
October 2, 2006+ to                                                    Dollar
December 31, 2006                                    Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................           240,478       $  1,498,115
Shares issued to shareholders
  in reinvestment of dividends ...........               938              5,888
                                                -------------------------------
Total issued .............................           241,416          1,504,003
Shares redeemed ..........................           (18,223)          (114,475)
                                                -------------------------------
Net increase .............................           223,193       $  1,389,528
                                                ===============================
+     Commencement of operations.

-------------------------------------------------------------------------------
Investor C1 Shares for the Year                                        Dollar
Ended December 31, 2006                              Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................         2,213,078       $ 13,582,880
Shares issued to shareholders
  in reinvestment of dividends ...........           155,166            953,332
                                                -------------------------------
Total issued .............................         2,368,244         14,536,212
Shares redeemed ..........................        (2,198,093)       (13,493,504)
                                                -------------------------------
Net increase .............................           170,151       $  1,042,708
                                                ===============================

-------------------------------------------------------------------------------
Investor C1 Shares for the Year                                        Dollar
Ended December 31, 2005                              Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................         4,254,729       $ 27,211,972
Shares issued to shareholders in
  reinvestment of dividends ..............           147,392            921,479
                                                -------------------------------
Total issued .............................         4,402,121         28,133,451
Shares redeemed ..........................        (1,459,114)        (9,001,399)
                                                -------------------------------
Net increase .............................         2,943,007       $ 19,132,052
                                                ===============================

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (or FAM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2006.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                   12/31/2006         12/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................         $7,872,625         $9,402,124
                                                   -----------------------------
Total taxable distributions ..............         $7,872,625         $9,402,124
                                                   =============================

As of December 31, 2006, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income -- net ...................        $   6,069,729
Undistributed long-term capital gains -- net ...........                   --
                                                                -------------
Total undistributed earnings -- net ....................            6,069,729
Capital loss carryforward ..............................         (141,501,288)*
Unrealized gains--net ..................................              665,442**
                                                                -------------
Total accumulated losses--net ..........................        $(134,766,117)
                                                                =============

* On December 31, 2006, the Fund had a net capital loss carryforward of $141,501,288, of which $89,930,529 expires in 2007, $20,097,078 expires in
      2008, $7,574,253 expires in 2009, $17,836,357 expires in 2010, $4,375,952 expires in 2011 and $1,687,119 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, foreign currency contracts and foreign fixed income securities, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the treatment of notional principal contracts.


        BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006             27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock World Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock World Income Fund, Inc. (formerly Merrill Lynch World Income Fund, Inc.) as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock World Income Fund, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 27, 2007


28      BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006

Disclosure of Investment Advisory Agreement

BlackRock Investment Advisory Agreement -- Matters Considered by the Board

The following disclosure appeared in the June 30, 2006 Semi-Annual Report of the Fund and is the discussion referred to in "New BlackRock Sub-Advisory Agreements Matters Considered by the Board" below. The term "Investment Adviser" as used herein refers to Fund Asset Management, L.P.

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 9, 2006. The Board also approved the issuance of new classes of shares and new distribution arrangements with respect to these new share classes, including higher distribution fees for certain new share classes, to take effect after the closing of the Transaction. The Board also approved revised front-end sales charge schedules with respect to certain classes of shares of the Fund.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meeting. In addition, the independent directors consulted with heir counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

o that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;


        BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006             29

o that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

o that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

o that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the potential for expanding distribution of Fund shares through improved access to third party distribution;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o that in June 2005, the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.


30      BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.


        BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006             31

Disclosure of Investment Advisory Agreement (concluded)

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers or after any expense caps or expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund and noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- The directors considered whether the Fund would generate any fall-out benefits to BlackRock Advisors. Fall-out benefits are indirect profits from other activities that accrue to the adviser or its affiliates solely because of the existence of the Fund. In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.


32      BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006

Investment Performance -- The directors considered investment performance for the Fund. The directors compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board also noted that, following the close of the Transaction, BlackRock Advisors intended to implement steps to seek to improve the investment performance of the Fund including changes in the portfolio management personnel. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Sub-Advisory Agreement -- Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also discussed and approved a contingent sub-advisory agreement (the "Contingent Sub-Advisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Sub-Adviser"). The Contingent Sub-Advisory Agreement is intended to ensure that the Fund operate with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Sub-Adviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If shareholders approve the Contingent Sub-Advisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Sub-Advisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Sub-Advisory Agreement, the BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Sub-Advisory Agreement.

In making its approval at the May in-person meeting, the Board considered the Contingent Sub-Advisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Sub-Advisory Agreement the necessity of ensuring that the Fund operate with effective management services until the closing of the Transaction. In reviewing the sub-advisory fee rate provided in the Contingent Sub-Advisory Agreement, the Board note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Sub-Adviser would provide advisory services to the Fund under the Contingent Sub-Advisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Sub-Advisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Sub-Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Sub-Advisory Agreement was in the best interests of shareholders.


        BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006             33

Disclosure of Sub-Advisory Agreement

New BlackRock Sub-Advisory Agreements -- Matters Considered by the Board

At an in-person meeting held on August 22-23, 2006, the Board of Directors, including the independent directors, discussed and approved the sub-advisory agreements with respect to the Fund between BlackRock Advisors, LLC (previously organized as BlackRock Advisors, Inc.) ("BlackRock Advisors") and each of BlackRock Financial Management, Inc. and BlackRock Asset Management U.K. Limited, each an affiliate (the "Sub-Advisers") (the "BlackRock Sub-Advisory Agreements"). The BlackRock Sub-Advisory Agreements became effective on September 29, 2006, at the same time the New Investment Advisory Agreement with BlackRock Advisors (which had been approved by the Fund's shareholders) became effective.

Pursuant to the pertinent BlackRock Sub-Advisory Agreement, each Sub-Adviser receives a monthly fee from BlackRock Advisors at an annual rate equal to 37% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Advisers out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreements.

In approving the BlackRock Sub-Advisory Agreements at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the New Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the New Investment Advisory Agreement, and came to the same conclusions. In reviewing the sub-advisory fee rate provided for in the BlackRock Sub-Advisory Agreements, the Board noted the fact that both BlackRock Advisors and each Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of the Fund and for oversight of the Fund's operations and administration. Under the BlackRock Sub-Advisory Agreements, each Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreements. Based on its considerations, the Board concluded that it was a reasonable allocation of fees for each Sub-Adviser to receive a fee at an annual rate equal to 37% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved each BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that each BlackRock Sub-Advisory Agreement was in the best interests of the Fund's shareholders.


34      BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006

Officers and Directors

                                                                                                       Number of
                                                                                                       Funds and
                                                                                                       Portfolios in  Other Public
                           Position(s)  Length of                                                      Fund Complex   Directorships
                           Held with    Time                                                           Overseen by    Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director       Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  Vice Chairman and Director of BlackRock, Inc.,        122 Funds      None
Doll, Jr.*  Princeton, NJ  and          present  Global Chief Investment Officer for Equities,         168 Portfolios
            08543-9011     Director              Chairman of the BlackRock Retail Operating
            Age: 52                              Committee, and member of the BlackRock Executive
                                                 Committee since 2006; President of the funds advised
                                                 by Merrill Lynch Investment Managers, L.P. ("MLIM")
                                                 and its affiliates ("MLIM/FAM-advised funds") from
                                                 2005 to 2006 and Chief Investment Officer thereof
                                                 from 2001 to 2006; President of MLIM and Fund Asset
                                                 Management, L.P. ("FAM") from 2001 to 2006; Co-Head
                                                 (Americas Region) thereof from 2000 to 2001 and
                                                 Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") and President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 from 2001 to 2006; Chief Investment Officer of
                                                 OppenheimerFunds, Inc. in 1999 and Executive Vice
                                                 President thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates.
                  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                  As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.
====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     1995 to  Director, The China Business Group, Inc. since        37 Funds       None
Bodurtha**  Princeton, NJ               present  1996 and Executive Vice President thereof from        57 Portfolios
            08543-9095                           1996 to 2003; Chairman of the Board, Berkshire
            Age: 62                              Holding Corporation since 1980; Partner, Squire,
                                                 Sanders & Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9095  Director     2005 to  Professor, Harvard University since 1992; Professor,  37 Funds       None
Froot       Princeton, NJ               present  Massachusetts Institute of Technology from            57 Portfolios
            08543-9095                           1986 to 1992.
            Age: 49
------------------------------------------------------------------------------------------------------------------------------------


        BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006             35

                                                                                                       Number of
                                                                                                       Funds and
                                                                                                       Portfolios in  Other Public
                           Position(s)  Length of                                                      Fund Complex   Directorships
                           Held with    Time                                                           Overseen by    Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director       Director
====================================================================================================================================
Independent Directors* (continued)
------------------------------------------------------------------------------------------------------------------------------------
Joe         P.O. Box 9095  Director     2002 to  Member of the Committee of Investment of              37 Funds       Kimco
Grills**    Princeton, NJ               present  Employee Benefit Assets of the Association of         57 Portfolios  Realty
            08543-9095                           Financial Professionals ("CIEBA") since 1986;                        Corporation
            Age: 71                              Member of CIEBA's Executive Committee since 1988 and
                                                 its Chairman from 1991 to 1992; Assistant Treasurer
                                                 of International Business Machines Corporation
                                                 ("IBM") and Chief Investment Officer of IBM
                                                 Retirement Funds from 1986 to 1993; Member of the
                                                 Investment Advisory Committee of the State of New
                                                 York Common Retirement Fund from 1989 to 2006;
                                                 Member of the Investment Advisory Committee of the
                                                 Howard Hughes Medical Institute from 1997 to 2000;
                                                 Director, Duke University Management Company from
                                                 1992 to 2004, Vice Chairman thereof from 1998 to
                                                 2004, and Director Emeritus thereof since 2004;
                                                 Director, LaSalle Street Fund from 1995 to 2001;
                                                 Director, Kimco Realty Corporation since 1997;
                                                 Member of the Investment Advisory Committee of the
                                                 Virginia Retirement System since 1998, Vice Chairman
                                                 thereof from 2002 to 2005, and Chairman thereof
                                                 since 2005; Director, Montpelier Foundation since
                                                 1998 and its Vice Chairman from 2000 to 2006,
                                                 Chairman, thereof, since 2006; Member of the
                                                 Investment Committee of the Woodberry Forest School
                                                 since 2000; Member of the Investment Committee of
                                                 the National Trust for Historic Preservation since
                                                 2000.
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     1988 to  Professor Emeritus, New York University since         37 Funds       None
London      Princeton, NJ               present  2005; John M. Olin Professor of Humanities, New       57 Portfolios
            08543-9095                           York University from 1993 to 2005, and Professor
            Age: 67                              from 1980 to 2005; President, Hudson Institute since
                                                 1997 and Trustee thereof since 1980; Dean, Gallatin
                                                 Division of New York University from 1976 to 1993;
                                                 Distinguished Fellow, Herman Kahn Chair, Hudson
                                                 Institute from 1984 to 1985; Chairman of the Board
                                                 of Directors of Vigilant Research, Inc. since 2006;
                                                 Member of the Board of Directors for Grantham
                                                 University since 2006; Director of AIMS since 2006;
                                                 Director of Reflex Security since 2006; Director of
                                                 InnoCentive, Inc. since 2006; Director of Cerego,
                                                 LLC since 2005; Director, Damon Corp. from 1991 to
                                                 1995; Overseer, Center for Naval Analyses from
                                                 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     1999 to  Shareholder, Modrall, Sperling, Roehl, Harris &       37 Funds       None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        57 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of
            Age: 64                              the Board of Governors thereof from 1994 to 1997;
                                                 Shareholder, Poole, Kelly & Ramo, Attorneys at Law,
                                                 P.C. from 1977 to 1993; Director of ECMC Group
                                                 (service provider to students, schools and lenders)
                                                 since 2001; Director, United New Mexico Bank (now
                                                 Wells Fargo) from 1983 to 1988; Director, First
                                                 National Bank of New Mexico (now Wells Fargo) from
                                                 1975 to 1976; Vice President, American Law Institute
                                                 since 2004.


36      BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006

Officers and Directors (concluded)

                                                                                                       Number of
                                                                                                       Funds and
                                                                                                       Portfolios in  Other Public
                           Position(s)  Length of                                                      Fund Complex   Directorships
                           Held with    Time                                                           Overseen by    Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director       Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     2002 to  Principal of STI Management (investment adviser)      37 Funds       None
Salomon,    Princeton, NJ               present  from 1994 to 2005; Chairman and CEO of Salomon        57 Portfolios
Jr.         08543-9095                           Brothers Asset Management Inc. from 1992 to 1995;
            Age: 70                              Chairman of Salomon Brothers Equity Mutual Funds
                                                 from 1992 to 1995; regular columnist with Forbes
                                                 Magazine from 1992 to 2002; Director of Stock
                                                 Research and U.S. Equity Strategist at Salomon
                                                 Brothers Inc. from 1975 to 1991; Trustee, Commonfund
                                                 from 1980 to 2001.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Co-Chairman of the Board of Directors and the Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch
Burke       Princeton, NJ  President    present  Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM") in 2006;
            08543-9011     and          and      First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from
            Age: 46        Treasurer    1999     1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
                                        to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Fund Chief   2004 to  Managing Director of BlackRock, Inc. and Fund Chief Compliance Officer since 2006;
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
            08543-9011     Officer               Chief Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief
            Age: 55                              Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
                                                 Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                                 Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer
                                                 at Prudential Financial from 1995 to 2000; Senior Counsel in the Securities and
                                                 Exchange Commission's Division of Enforcement in Washington, D.C. from 1990 to
                                                 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from 2002
Pellegrino  Princeton, NJ               present  to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM
            08543-9011                           from 1997 to 2006; Secretary of MLIM, FAM, FAM Distributors, Inc. and Princeton
            Age: 46                              Services from 2004 to 2006.
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

PFPC Inc.
Wilmington, DE 19809


        BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006             37

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid monthly by BlackRock World Income Fund, Inc. during the fiscal year ended December 31, 2006:

--------------------------------------------------------------------------------
Federal Obligation Interest
        January 2006--December 2006 .................................     6.53%*
--------------------------------------------------------------------------------
Foreign Source Income**
        January 2006--July 2006 .....................................    84.81%
        August 2006 .................................................    84.01%
        September 2006--December 2006 ...............................    72.01%
--------------------------------------------------------------------------------
Interest-Related Dividends for
        Non-U.S. Residents***
        January 2006--July 2006 .....................................    52.57%
        August 2006 .................................................    50.56%
        September 2006--December 2006 ...............................    20.08%
--------------------------------------------------------------------------------
* The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.
** The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
*** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.


38      BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006

Proxy Results

During the six-month period ended December 31, 2006, BlackRock World Income Fund, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------
                                                     Shares Voted        Shares Voted     Shares Voted
                                                         For               Against           Abstain
------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement
with BlackRock Advisors, Inc.                         14,983,870           710,430           640,674
------------------------------------------------------------------------------------------------------
To approve a contingent subadvisory agreement
with BlackRock Advisors, Inc.                         14,928,588           725,409           680,977
------------------------------------------------------------------------------------------------------


        BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006             39

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


40      BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling
(800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM -- 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


        BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006             41

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Capital Appreciation Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio@
BlackRock NC Municipal MM Portfolio@
BlackRock NJ Municipal MM Portfolio@
BlackRock OH Municipal MM Portfolio@
BlackRock PA Municipal MM Portfolio@
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio@

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.
@     Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


42      BLACKROCK WORLD INCOME FUND, INC.       DECEMBER 31, 2006

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock World Income Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                    #10788-12/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, and (2) Robert S. Salomon, Jr.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending December 31, 2006 - $39,000
                                  Fiscal Year Ending December 31, 2005 - $37,000

         (b) Audit-Related Fees - Fiscal Year Ending December 31, 2006 - $0
                                  Fiscal Year Ending December 31, 2005 - $0

         (c) Tax Fees -           Fiscal Year Ending December 31, 2006 - $6,000
                                  Fiscal Year Ending December 31, 2005 - $6,165

         The nature of the services include tax compliance, tax advice, tax planning and income tax matters for funds operating as Foreign Institutional Investors in India.

         (d) All Other Fees -     Fiscal Year Ending December 31, 2006 - $0
                                  Fiscal Year Ending December 31, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending December 31, 2006 - $3,071,450
             Fiscal Year Ending December 31, 2005 - $5,577,771

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock World Income Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock World Income Fund, Inc.

Date: February 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock World Income Fund, Inc.

Date: February 20, 2007


By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock World Income Fund, Inc.

Date: February 20, 2007